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                                    EXHIBIT D


                             JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Amendment is filed on behalf of the undersigned and that all subsequent amendments to this Amendment shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


           Dated as of August 8, 2005


                                SOUTH AFRICAN PRIVATE EQUITY FUND III
                                L.P.

                                By: SAPEF III International G.P. Limited, its General Partner

                                By: /s/ Brett Childs
                                    --------------------------------------------
                                    Name:  Brett Childs
                                    Title: Director


                                SAPEF III INTERNATIONAL G.P. LIMITED

                                By: /s/ Brett Childs
                                    --------------------------------------------
                                    Name:  Brett Childs
                                    Title: Director


                                CAPITAL PARTNERS GROUP HOLDINGS LIMITED

                                By: /s/ Brett Childs
                                    --------------------------------------------
                                    Name:  Brett Childs
                                    Title: Director


                                BRAIT S.A.

                                By: /s/ Anthony Ball
                                    --------------------------------------------
                                    Name:  Anthony Ball
                                    Title: Chief Executive Officer


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